UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 23, 2020, Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), entered into (a) a Share Exchange Agreement (the “HotPlay Exchange Agreement”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020.

The Exchange Agreements are each discussed in greater detail below:

HotPlay Share Exchange Agreement

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders — Red Anchor Trading Corporation (“Red Anchor” or the “Principal Stockholder”), T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, each agreed to exchange, pursuant to the terms of such HotPlay Exchange Agreement, and the closing conditions described in such agreement, 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) in consideration for 67.8% of the Company’s Post-Closing Capitalization (defined below)(the “HotPlay Percentage” and the “HotPlay Shares”). The Company’s “Post-Closing Capitalization” is equal to the total number of shares of common stock issued and outstanding following the completion of the Exchange Agreements, and calculated by dividing the total number of shares of the Company’s common stock outstanding immediately prior to the closing of the Exchange Agreements (the “Closing”), by 17.4%, and rounding such number up to the nearest whole share, which, based on the current number of shares of Company common stock outstanding would total 76,849,649 shares of common stock.

HotPlay, a private company organized under the laws of the British Virgin Islands, has rights to certain intellectual property relating to in-game (mobile gaming) advertising technology that enables brands to insert seamless non-intrusive and even interactive advertising content into online games. The technology also enables advertisers to deliver special privileges in the form of non-intrusive and interactive digital coupons, redeemable both online and offline. Pursuant to the HotPlay Share Exchange Agreement, HotPlay also agreed to acquire (a) 49% of the Class A shares of capital stock of HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand (“HP Thailand”); and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HP Thailand through a preferred share structure (the “HotPlay Ownership”), within 30 days of the parties’ entry into the agreement. HP Thailand is expected to license the in-game advertising technology from HotPlay, and to put various agreements in place to engage TAI (defined below) to create games from the intellectual property held by HotPlay, and any other game production that HP Thailand deems beneficial for HotPlay’s business expansion, including a planned web-based game.

Pursuant to the HotPlay Share Exchange, until the earlier of the (a) the termination of the HotPlay Share Exchange; and (b) the Closing, the Company and HotPlay (both for itself and HP Thailand) have agreed to only operate in the ordinary course of business, including: to not enter into any material agreements (other than in the ordinary course of business); to not issue any securities other than securities issued in connection with raising funding which is required as a condition to closing, or increase any compensation payable to any employees; to not amend their organizational documents or amend or terminate any material agreements; to not incur any indebtedness, or pay or settle any claims; to not change any reporting methods, or declare any dividends; to not make any capital expenditures over $100,000, or take certain other actions, with any of the foregoing permitted with written approval the Company as to HotPlay and HP Thailand, and HotPlay as to the Company, subject to certain exceptions relating to Monaker which have previously been agreed to by HotPlay and the HotPlay Stockholders.

We agreed to file a proxy statement with the Securities and Exchange Commission to seek stockholder approval for the issuance of the HotPlay Shares, under applicable rules of the NASDAQ Capital Market, and amendments to our Articles of Incorporation to (a) allow for a reverse stock split of our common stock in a rate of between 1:6 and 1:9 (or such other ratio as may be approved by the Company and the Principal Stockholder), in the discretion of the Board of Directors of the Company, in order for the Company to re-meet the initial listing standards of the NASDAQ Capital Market, which is a required condition to Closing; (b) affect a name change to “Nextplay Technologies, Inc.” (or such other name as Monaker and the Principal Stockholder may agree to), and (c) to affect such other amendments as the Company, HotPlay and the Principal Stockholder may determine necessary or warranted (collectively, the “Charter Amendments”), promptly after HotPlay has delivered us the financial statements required by Regulation S-X for filing in such proxy statement, and to hold a stockholders meeting promptly thereafter (subject to applicable law), to seek stockholder approval of the Charter Amendments and the issuance of the HotPlay Shares.

HotPlay has agreed to take all required steps necessary to obtain the HotPlay Ownership (the “HP Thailand Acquisition”) within 30 days of the parties’ entry into the HotPlay Share Exchange (the “HP Thailand Deadline”). Additionally, HotPlay is required to deliver to the Company any disclosure schedules required pursuant to the terms of the HotPlay Exchange Agreement which were not disclosed at the time of the parties’ entry into the HotPlay Exchange Agreement within ten days of the date of the agreement. We will then have five business days to object to anything in such subsequently delivered disclosure schedule which (A) has, or could reasonably be expected to have, a material adverse effect with respect to HotPlay or HP Thailand, (B) results in any representation, warranty or covenant made in the HotPlay Share Exchange by HotPlay or the HotPlay Stockholders being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to HotPlay, HP Thailand or the HotPlay Stockholders (or their financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by such parties, or their representatives, to the Company, prior to the date of the agreement, or (D) materially affects the ability of HotPlay or the HotPlay Stockholders to complete the transactions contemplated in the HotPlay Share Exchange. Subject to the requirement to negotiate a mutually acceptable outcome to any of the issues which may arise as discussed above, we have the right to terminate the HotPlay Share Exchange, if any issues discussed above cannot be remedied or negotiated to our satisfaction (a “Non-Satisfied HotPlay Schedule Issue”).

Following the closing of the transactions contemplated by the HotPlay Share Exchange, HotPlay is required to obtain ownership of 99.8% of the outstanding capital stock of HP Thailand (versus 90.5% of the voting and 95% of the economic interests of the outstanding capital stock, which is required to be obtained prior to the HP Thailand Deadline, discussed above).

The closing of the HotPlay Share Exchange is subject to various closing conditions, including (a) HotPlay must have cash of at least $15 million (less any funds previously advanced to the Company) at the time of Closing; (b) HotPlay must have made all of the required HotPlay Loans (as defined and discussed below); (c) at or prior to the Closing, the current operations of the Company must be transferred to a newly-formed, wholly-owned subsidiary (with an operating agreement governing such entity which is subject to mutual approval of both the Company and HotPlay); (d) the transactions contemplated by the Axion Exchange Agreement must have closed (or must close together with the HotPlay Exchange Agreement); (e) at closing, the Company’s board of directors shall be comprised of seven members, four of which shall be nominated by the HotPlay Principal Stockholder and Axion Stockholders, and two by the current Board of Directors of Monaker, of which two of the four members nominated by the HotPlay Stockholder and Axion Stockholders shall be independent and one of the two of such members nominated by the current Board of Directors are required to be independent and the parties shall mutually agree on a seventh director who shall be independent; (f) at the closing (or around such closing date), the Company is required to change its name to “Nextplay Technologies, Inc.”, or such other name as is mutually agreed to by the Company and the HotPlay Principal Stockholder; (g) in the event that the Nasdaq Capital Market requires that the Company re-qualify for initial listing on the NASDAQ Capital Market, which we currently anticipate will be the case, the Company is required to re-meet such initial listing requirements of the NASDAQ Capital Market at the time of Closing; (h) the Company is required to have held a stockholders meeting and the stockholders are required to have approved the issuance of shares of common stock to the HotPlay Stockholders, and the Charter Amendments; and (i) the Company receiving required consents and approvals of certain counterparties to agreements and securities of the Company outstanding, or otherwise agreeing to terms to amend such agreements and/or securities.

The HotPlay Exchange Agreement can be terminated (a) by the written agreement of the parties; (b) by HotPlay and the HotPlay Principal Stockholder if the Closing has not occurred on or prior to October 30, 2020, unless such failure is due to the actions or inactions of such parties; (c) by the Company if either (i) the HP Thailand Acquisition has not occurred on or prior to the HP Thailand Deadline; (ii) the Axion Exchange Agreement has been terminated prior to closing; or (iii) the Closing has not occurred on or prior to October 30, 2020, unless such failure is due to the actions or inactions of the Company; (d) by either party if a court has issued a final non-appealable order, or taken any other action which would prevent the closing of the HotPlay Exchange Agreement; (e) by any party if any event has occurred that makes it impossible to satisfy a condition precedent to the terminating party’s obligations under the agreement (through no fault of such terminating party); (f) by HotPlay or the Principal Stockholder if an event occurs which has a material adverse effect on the Company (or which could have a material event on the Company); (g) by the Company if, (i) if an event occurs which has a material adverse effect on HotPlay (or which could), or (ii) if a Non-Satisfied HotPlay Schedule Issue occurs; (h) by HotPlay if any of our representations and warranties made in the agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of our covenants are beached; or (i) by us if any of HotPlay’s or the HotPlay Stockholders’ representations and warranties made in the agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of their covenants are beached.

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) ownership of the HotPlay Shares; (c) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; (d) that there are no brokers or finders fees payable; (e) representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the HotPlay Shares; (f) that they have complied with all insider trading rules; (g) relating to releases which they agreed to provide at closing relating to claims associated with HotPlay and HP Thailand; (h) the accuracy of information which will be provided in connection with the Company’s planned proxy statement; and (i) their ownership of HP Thailand.

Pursuant to the HotPlay Exchange Agreement, HotPlay made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) HotPlay and HP Thailand being in good standing; (c) the planned ownership of HP Thailand; (d) HotPlay’s and HP Thailand’s organizational documents, capitalization, and compliance with laws, (e) HotPlay and HP Thailand’s material agreements, financial statements, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance; (f) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; (g) that no brokers or finders fees are required to be paid in connection with the transaction; and (h) the accuracy of information to be provided in connection with the Company’s planned proxy statement.

Pursuant to the HotPlay Exchange Agreement, we made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) the Company being in good standing; (c) our organizational documents, capitalization, and compliance with laws; (d) our material agreements, SEC filings, stock listing, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance; (e) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; and (f) that no brokers or finders fees are required to be paid in connection with the transaction.

 The HotPlay Exchange Agreement also provides that, during the period from the date of such agreement to Closing, each of the Company and HotPlay are subject to certain restrictions on their ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

The HotPlay Exchange Agreement also includes customary covenants of each of the parties, confidentiality requirements and indemnification requirements.

A required condition to our entry into the HotPlay Exchange Agreement was that HotPlay agree to loan us $1,000,000 on or before August 31, 2020 and to loan us an additional $1,000,000 (each a “Subsequent Loan”, and together with the initial loan, the “HotPlay Loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “Required Lending Date”), through the date of closing of the HotPlay Exchange Agreement. The HotPlay Loans are required to be evidenced by Convertible Notes on mutually agreeable terms, having an interest rate of 1% per annum, and are contemplated to either (a) convert into our common stock at a conversion price of $2.00 per share, in the event the HotPlay Exchange Agreement is terminated prior to closing for certain reasons (generally associated with our failure to comply with the terms of the HotPlay Exchange Agreement) or forgiven in the event the HotPlay Exchange Agreement is terminated prior to closing for certain other reasons (generally associated with HotPlay or the HotPlay Stockholders failure to comply with the terms of the HotPlay Exchange Agreement).

We currently operate solely in the travel industry. Upon the completion of the HotPlay Exchange Agreement, the Company plans to transition its operations to those of both a travel company, and an in-game advertising company. During the period until the closing of the HotPlay Exchange Agreement, and in the event the HotPlay Exchange Agreement is not consummated, the Company intends to continue to actively operate solely in the travel industry.

The representations, warranties and covenants of each party set forth in the HotPlay Exchange Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the HotPlay Exchange Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the HotPlay Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will only survive consummation of the HotPlay Share Exchange as specifically set forth therein and (ii) were made only as of the date of the HotPlay Exchange Agreement or such other date as is specified in the HotPlay Exchange Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the HotPlay Exchange Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the HotPlay Exchange Agreement is included with this filing only to provide investors with information regarding the terms of the HotPlay Exchange Agreement, and not to provide investors with any factual information regarding the Company or HotPlay (or HP Thailand), their respective affiliates or their respective businesses. The HotPlay Exchange Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, HotPlay, HP Thailand, their respective affiliates or their respective businesses, the HotPlay Exchange Agreement and the HotPlay Share Exchange that will be contained in, or incorporated by reference into, the proxy statement the Company plans to file subsequent to the date hereof seeking approval of the Charter Amendments, as well as the approval of the HotPlay Exchange Agreement and the shares of common stock issuable thereunder, as well as in the Form 10-K, Form 10-Q and other filings that the Company makes hereafter with the Securities and Exchange Commission (“SEC”).

The foregoing description of the HotPlay Exchange Agreement above, is subject to, and qualified in its entirety by, the HotPlay Share Exchange Agreement, attached as Exhibit 2.1 hereto, which is incorporated in this Item 1.01 by reference in its entirety.

Axion Share Exchange Agreement

Pursuant to the Axion Exchange Agreement, (a) the Axion Stockholders — Uniq Ventures, Uniq Other Vendors, Cern One Limited (“Cern One”), CC Asia Pacific Ventures Ltd., and Michael Bonner, an individual (the “Principal Axion Stockholder”), agreed to exchange ordinary shares of Axion equal to 33.9% of the outstanding common shares of Axion; and (b) Red Anchor (also party to the HotPlay Exchange Agreement), Cern One, Nithinan Boonyawattanapisut and John Todd Bonner, an individual (collectively, the “Axion Creditors”), agreed to exchange $7,757,024 in promissory notes issued by, or other debt owed by, Axion to such Axion Creditors (the “Axion Debt”), with the Company, in consideration for an aggregate of 14.8% of the Company’s Post-Closing Capitalization (as defined above)(the “Axion Percentage” and the “Axion Shares”), and warrants which are grantable to Cern One. Specifically, the Axion Creditors are to receive one share of Company common stock for each $2.00 of debt exchanged (the “Debt Shares”), currently anticipated to total an aggregate of 3,878,512 shares, Cern One is also to receive a warrant to purchase that number of shares of Company common stock as equals the total of all debt exchanged, divided by four, currently anticipated to total warrants to purchase 1,939,256 shares of common stock at an exercise price of $2.00 per share (the “Creditor Warrants”), and the Axion Stockholders are to receive shares of Company common stock equal to the difference between the Axion Percentage of shares of common stock and the total Debt Shares due, such that the total number of shares issuable to the Axion Stockholders and Axion Creditors (without taking into account any shares issuable upon exercise of the Creditor Warrants), will total the Axion Percentage following the Closing.

Axion is a public company organized in June 2011 under the British Columbia Business Corporations Act. In May 2015, the Company began its operations as an online video gaming and technology company. Axion’s ordinary shares are traded on the TSX Venture Exchange under the symbol “AXV”, and are quoted on the OTC Pink market maintained by OTC Markets, under the symbol “AXNVF”.

Axion beneficially owns 54.22% of Axion Games Limited (“Axion Games”), a private Cayman Islands corporation with primary operations in Shanghai, Peoples Republic of China (PRC), which is an online video game development and publishing company. Axion also has an investment in Innovega Inc. (“Innovega”), a private Delaware company with offices in Bellevue, Washington, and San Diego, California, that is developing digital eyewear that leverages contact lens and nanotechnology to deliver virtual reality (“VR”), augmented reality (“AR”), and mixed reality experiences from stylish glasses. Axion currently holds approximately 6.1% of Innovega’s issued and outstanding preference shares and approximately 1.4% of Innovega’s total issued and outstanding shares and options (fully diluted basis). Additionally, in December 2016, Axion and True Incube Co., Ltd. (“True Incube”), an affiliate of True Corporation Public Company Limited (“True Corporation”), one of Southeast Asia’s leading telecommunications, media enterprises and game publishers, agreed to form a joint venture to establish a video game academy and development studio in Thailand. Under the terms of a joint venture and shareholders’ agreement (the “JVA”), the joint venture operates as a Thai company named “True Axion Interactive Ltd.” (“TAI”) with a wholly-owned subsidiary of Axion (“Axion Interactive”) holding a 60% equity interest in TAI and True Incube holding a 40% equity interest in TAI.

John Todd Bonner is a member of the Board of Directors of Axion. Nithinan Boonywattanapisut is the Chief Executive Officer and a member of the Board of Directors of TAI.

HP Thailand is party to an outsourcing contract with TAI for the development of a mobile game based on the Shelldon IP. HP Thailand is also a party to an outsourcing contract with HotNow (Thailand) Co., Ltd. (“HotNow”) for the on-going development and improvement of the in-game advertising platform.

HotNow is 49% and 36% owned by Red Anchor Trading Corp. and Nithinan Boonyawattanapisut, respectively.

Pursuant to the Axion Share Exchange, until the earlier of the (a) the termination of the Axion Share Exchange; and (b) the closing, Monaker agreed to only operate in the ordinary course of business, to not enter into any material agreements (other than in the ordinary course of business), to not issue any securities, increase any compensation payable to any employees, to not amend its organizational documents, amend or terminate any material agreements, incur any indebtedness, pay or settle any claims, change any reporting methods, declare any dividends, make any capital expenditures over $100,000, or take certain other actions, without written approval of the Axion Stockholders and Axion Creditors, subject to certain exceptions which have previously been agreed to by such parties.

We agreed to file a proxy statement with the Securities and Exchange Commission to seek stockholder approval for the issuance of the Axion Shares, and issuance of the shares of common stock issuable upon exercise of the Creditor Warrants, under applicable rules of the NASDAQ Capital Market, and the Charter Amendments.

The closing of the Axion Share Exchange is subject to certain closing conditions, including (a) the contemporaneous closing of the HotPlay Exchange Agreement; (b) the Axion Creditors having delivered the Company evidence of the Axion Debt; (c) the Axion Shares representing not less than 30% of Axion’s outstanding ordinary shares; (d) in the event that the Nasdaq Capital Market requires that the Company re-qualify for initial listing on the NASDAQ Capital Market, which we currently anticipate will be the case, the Company re-meeting such initial listing requirements of the NASDAQ Capital Market; (e) the Company having held a stockholders meeting and the stockholders having approved the issuance of Axion Shares to the Axion Stockholders and Axion Creditors, and upon exercise of the Creditor Warrants; and (f) the Company receiving required consents and approvals of certain counterparties to agreements and securities of the Company outstanding, or otherwise agreeing to terms to amend such agreements and/or securities.

The Axion Exchange Agreement can be terminated (a) by the written agreement of the parties; (b) by the Axion Stockholders and Axion Creditors if the Closing has not occurred on or prior to October 30, 2020, unless such failure is due to the actions or inactions of such parties; (c) by the Company if either (i) we terminate the HotPlay Exchange Agreement or (ii) the Closing has not occurred on or prior to October 30, 2020, unless such failure is due to the actions or inactions of the Company; (d) by either party if a court has issued a final non-appealable order, or taken any other action which would prevent the closing of the Axion Exchange Agreement; (e) by any party if any event has occurred that makes it impossible to satisfy a condition precedent to the terminating party’s obligations under the agreement (through no fault of such terminating party); (f) by the Axion Stockholders and Axion Creditors if an event occurs which has a material adverse effect on the Company (or which could have a material event on the Company); (g) by the Company if, (i) if an event occurs which has a material adverse effect on Axion (or which could), or (ii) if a Non-Satisfied Axion Schedule Issue (defined below) occurs; (h) by Axion if any of our representations and warranties made in the agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of our covenants are beached; or (i) by us if any of the Axion Stockholders’ or Axion Creditors’ representations and warranties made in the agreement are materially inaccurate, and aren’t cured within five business days after notice thereof has been provided, or any of their covenants are beached.

Pursuant to the Axion Exchange Agreement, the Axion Stockholders made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) ownership of the Axion Shares; (c) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; (d) that no brokers or finders fees are payable in connection with the transaction; (e) representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the Axion Shares to the Axion Stockholders; (f) that they have complied with all insider trading rules; (g) the accuracy of information provided in connection with the Company’s planned proxy statement; and (h) their ownership of Axion.

Pursuant to the Axion Exchange Agreement, the Axion Creditors made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) the validity of the Axion Debt; (c) that there are no conflicts preventing the transactions contemplated by the Axion Exchange Agreement from closing; (d) that no brokers or finders fees are required to be paid in connection with the transaction; (e) the accuracy of information provided in connection with the Company’s planned proxy statement; and (f) representations regarding their investment intent and financial status sufficient for the Company to claim an exemption from registration for the issuance of the Axion Shares to the Axion Creditors and the grant of the Creditor Warrant.

Pursuant to the Axion Exchange Agreement, we made certain representations and warranties (which are required to be re-certified at closing) relating to, among other things, (a) the authorization, performance and enforceability of the agreement; (b) the Company being in good standing; (c) our organizational documents, capitalization, and compliance with laws; (d) our material agreements, SEC filings, stock listing, tax returns, internal controls, labor matters, title to assets, intellectual property, environmental laws, transactions with affiliates, liabilities, compliance with law, and insurance; (e) that there are no pending or threatened actions preventing the transactions contemplated by the agreement from being completed; and (f) that no brokers or finders fees are required to be paid in connection with the transaction.

Additionally, Axion is required to deliver to the Company any disclosure schedules required pursuant to the terms of the Axion Exchange Agreement within ten days of the date of the Agreement. We will then have five business days to object to anything in such subsequently delivered disclosure schedule which (A) has, or could reasonably be expected to have, a material adverse effect with respect to Axion, (B) results in any representation, warranty or covenant made in the Axion Share Exchange by the Axion Stockholders or Axion Creditors being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to Axion, the Axion Stockholders or Axion Creditors which has been provided by such parties, or their representatives, to the Company, prior to the date of the agreement, or (D) materially affects the ability of the Axion Stockholders or Axion Creditors to complete the transactions contemplated in the Axion Share Exchange. Subject to the requirement to negotiate a mutually acceptable outcome to any of the issues which may arise as discussed above, we have the right to terminate the Axion Share Exchange, if any issues discussed above cannot be remedied or negotiated to our satisfaction (a “Non-Satisfied Axion Schedule Issue”).

 The Axion Exchange Agreement also provides that, during the period from the date of such agreement to closing we are subject to certain restrictions on our ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

The Axion Exchange Agreement also includes customary covenants of each of the parties, confidentiality requirements and indemnification requirements.

The Axion Creditor Warrants, issuable at the closing of the Axion Share Exchange, will have cashless exercise rights, will have a term of three years, and will vest on the earlier of (a) the date the Axion Debt is fully repaid by Axion or (ii) the date that we obtain 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur within twelve (12) months of the grant date, or the Axion Creditor Warrants will terminate. All of the Axion Creditor Warrants will be granted to Cern One.

The representations, warranties and covenants of each party set forth in the Axion Exchange Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Axion Exchange Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Axion Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will only survive consummation of the Axion Share Exchange as specifically set forth therein and (ii) were made only as of the date of the Axion Exchange Agreement or such other date as is specified in the Axion Exchange Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Axion Exchange Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Axion Exchange Agreement is included with this filing only to provide investors with information regarding the terms of the Axion Exchange Agreement, and not to provide investors with any factual information regarding the Company or Axion, their respective affiliates or their respective businesses. The Axion Exchange Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Axion, their respective affiliates or their respective businesses, the Axion Exchange Agreement and the Axion Share Exchange that will be contained in, or incorporated by reference into, the proxy statement the Company plans to file subsequent to the date hereof seeking stockholder approval for the issuance of the Axion Shares and shares of common stock issuable upon exercise of the Creditor Warrants, and the Charter Amendments, as well as in the Form 10-K, Form 10-Q and other filings that the Company makes hereafter with the SEC.

The foregoing description of the Axion Exchange Agreement and Axion Creditor Warrants above, is subject to, and qualified in its entirety by, the Axion Exchange Agreement and Form of Axion Creditor Warrants, attached as Exhibit 2.2 and Exhibit 10.1 hereto, which are incorporated in this Item 1.01 by reference in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 21, 2020, the Company borrowed an additional $50,000 from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), under the terms of an Amended and Restated Promissory Note. The Amended and Restated Promissory Note in the amount of up to $2,700,000, was entered into with the Monaco Trust on December 9, 2019 (as amended to date, the “Revolving Monaco Trust Note”). The Revolving Monaco Trust Note is described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019. The Revolving Monaco Trust Note was amended on January 29, 2020, to extend the maturity date to April 1, 2020 and was amended again on March 27, 2020, to extend the maturity date to December 1, 2020, each as previously disclosed.

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and is due and payable on December 1, 2020, provided that the note may be prepaid at any time without penalty. The Revolving Monaco Trust Note contains standard and customary events of default.

As of the date of this report, the Revolving Monaco Trust Note has a balance of $2,225,000 (including $50,000 borrowed on July 21, 2020) and the amount remaining under the note of $475,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

The foregoing description of the Revolving Monaco Trust Note is not complete and is qualified in its entirety by reference to the full text thereof, as amended, incorporated by reference as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

In total the HotPlay Percentage and Axion Percentage (without taking into account any of the Axion Creditor Warrants issuable upon closing of the Axion Exchange Agreement, which are subject to vesting), will total 82.6% of the Company’s Post-Closing Capitalization, and the current stockholders of Monaker will hold 17.4% of the Company’s Post-Closing Capitalization, at Closing.

The issuance and grant of the HotPlay Shares, Axion Shares and Creditor Warrants is intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances and grants will not involve a public offering, the recipients have confirmed that they are “accredited investors”, and the recipients will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

We currently have 13,371,839 shares of common stock outstanding. We cannot calculate the exact number of shares which will be outstanding upon completion of the Exchange Agreements as such number is based on the total number of shares of Company common stock issued and outstanding at the time the Exchange Agreements close. However, assuming there was no change in the number of outstanding shares of the Company from the date of this Report until the closing date of the Share Exchange Agreement, the HotPlay Stockholders would be issued 52,000,000 shares of common stock; the Axion Stockholders would be issued 7,428,000 shares of common stock; the Axion Creditors would be issued 3,878,512 shares of common stock; and Cern One would be granted Creditor Warrants (subject to the vesting terms thereof) to purchase 1,939,256 shares of common stock at $2.00 per share (as adjusted for any stock splits, recapitalizations or stock dividends). All of the shares issued pursuant to the Exchange Agreements will be restricted, and the issuance of such shares will be subject to approval of the stockholders pursuant to applicable Nasdaq Capital Market rules.

As described above, the issuance of the HotPlay Shares, Axion Shares and the shares of common stock issuable upon exercise of the Axion Creditor Warrants will create substantial dilution to existing stockholders.

Item 8.01	Other Events.

On July 23, 2020, the Company published a press release announcing the entry into the Exchange Agreements and the related transactions. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020
2.2#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)
99.1**	Press release dated July 23, 2020

* Filed herewith.

** Furnished herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Share Exchanges on the terms set forth in, and pursuant to the required timing set forth in, the Exchange Agreements, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay Stockholders, Axion, the Axion Stockholders, the Axion Creditors or the Company (collectively, the “Share Exchange Parties”) to terminate the Exchange Agreements; the effect of such terminations; the outcome of any legal proceedings that may be instituted against Share Exchange Parties or their respective directors; the ability to obtain regulatory and other approvals and meet other closing conditions to the Share Exchanges on a timely basis or at all, including the risk that regulatory and other approvals required for the Share Exchanges are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the Share Exchange Agreements; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risk associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Share Exchanges when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Share Exchanges; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Share Exchanges; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the Share Exchanges; the continued availability of capital and financing following the Share Exchanges; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020 and its Quarterly Report on Form 10-Q for the quarter ended May 31, 2020.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed Share Exchanges, the Company will file with the SEC a proxy statement to seek stockholder approval for the Exchange Agreements and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE EXCHANGES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AXION AND THE PROPOSED SHARE EXCHANGES.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed Share Exchanges under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Share Exchanges when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: July 23, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020
2.2#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.3 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on March 30, 2020, and incorporated herein by reference)(File No. 001-38402)
99.1**	Press release dated July 23, 2020

* Filed herewith.

** Furnished herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.